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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Financial Officer (949)509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES THIRTEEN
MONTH SELECTED FINANCIAL DATA

          Newport Beach, California – June 14, 2004 – Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended May 31, 2004.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $13.5 billion and 168 branches throughout California and three in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)

	May 31,	Apr. 30,	Mar. 31,	Feb. 29,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,
(Dollars in Thousands)	2004	2004	2004	2004	2004	2003	2003	2003	2003	2003	2003	2003	2003

Balance sheet summary
Total assets	$13,469,747	$13,279,872	$13,525,129	$12,028,524	$11,760,289	$11,645,980	$11,348,579	$11,302,269	$11,163,094	$11,576,943	$11,587,830	$11,951,277	$11,540,611
Loans receivable held for investment	11,953,295	11,501,984	11,064,686	10,609,898	10,389,725	10,116,519	9,754,117	9,648,154	9,650,441	9,740,965	9,922,699	10,049,361	9,667,703
Loans held for sale, at lower of cost or fair value	268,018	473,621	529,085	350,909	196,231	279,657	316,517	374,732	335,437	467,857	732,849	721,929	771,876
Mortgage-backed securities available for sale,
at fair value	323	325	327	329	331	334	1,264	1,538	1,590	1,608	1,667	1,736	1,757
Cash and investment securities (a)	912,531	968,300	1,114,585	751,800	856,312	926,603	953,209	965,156	874,714	1,049,918	565,506	689,269	588,861
Trading securities	-	-	-	-	-	-	-	-	-	-	-	201,781	229,824
Deposits	8,873,389	8,925,205	8,817,173	8,574,472	8,378,974	8,293,758	8,388,866	8,514,067	8,608,068	8,948,050	9,074,889	8,895,452	8,996,356
Federal Home Loan Bank advances and
other borrowings	3,346,798	3,088,420	2,935,401	2,231,099	2,162,305	2,129,311	1,706,917	1,565,622	1,263,328	1,227,034	1,238,568	1,675,971	1,375,977
Junior subordinated debentures	123,711	123,711	123,711	123,711	123,711	123,711	123,711	123,711	123,711	123,711	123,711	123,711	123,711
Non-performing assets as a % of total assets	0.33%	0.35%	0.40%	0.48%	0.42%	0.42%	0.49%	0.50%	0.56%	0.53%	0.54%	0.56%	0.60%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$ 770,690	$ 745,995	$ 738,829	$ 460,152	$ 531,489	$ 660,303	$ 382,889	$ 410,141	$ 357,156	$ 301,473	$ 294,831	$ 790,359	$ 226,406
Residential one-to-four units – subprime	55,114	63,754	72,110	46,609	53,826	62,773	31,879	26,467	19,268	17,386	19,743	17,813	21,536
All other	82,060	53,236	51,896	28,401	45,094	59,420	34,692	51,063	25,913	31,212	45,493	28,887	19,144
Repayments	(422,795)	(414,562)	(396,939)	(317,712)	(349,642)	(403,098)	(336,092)	(466,420)	(497,794)	(533,809)	(494,960)	(458,684)	(440,605)
Loans for sale:
Originations and purchases	227,134	414,027	452,967	315,943	158,867	267,608	263,787	357,749	317,762	477,987	770,674	738,620	702,407
Sales	(433,859)	(459,765)	(274,641)	(161,512)	(242,593)	(302,077)	(322,390)	(316,966)	(465,291)	(740,832)	(731,763)	(785,865)	(717,205)
Mortgage loans serviced for others
Total	$9,269,270	$9,141,600	$9,167,834	$9,276,207	$9,353,202	$9,313,948	$9,241,228	$9,132,863	$9,125,469	$9,010,114	$8,894,054	$8,980,037	$8,745,281
With capitalized mortgage servicing rights:
Amount	9,225,547	9,096,452	9,126,444	9,226,052	9,302,028	9,268,308	9,193,686	9,080,795	9,068,209	8,949,903	8,835,062	8,916,259	8,677,682
Weighted average interest rate	5.63%	5.68%	5.73%	5.76%	5.77%	5.79%	5.81%	5.84%	5.87%	5.93%	6.02%	6.12%	6.20%
Interest rate spread data (b)
Weighted average yield:
Loans and mortgage-backed securities	4.43%	4.43%	4.51%	4.56%	4.60%	4.61%	4.75%	4.85%	4.98%	5.08%	5.18%	5.24%	5.37%
Trading and investment securities (a)	3.61	3.64	3.50	3.20	3.19	3.19	3.14	3.04	2.90	2.52	2.58	2.72	3.12

Interest-earning assets yield	4.39	4.38	4.43	4.49	4.50	4.51	4.63	4.71	4.84	4.87	5.08	5.08	5.24

Weighted average cost:
Deposits	1.57	1.55	1.56	1.56	1.54	1.52	1.57	1.59	1.64	1.64	1.71	1.81	1.85
Federal Home Loan Bank advances and
other borrowings (c)	1.95	2.09	2.11	2.98	3.04	3.08	3.56	3.79	4.43	4.54	4.50	3.68	4.19
Junior subordinated debentures	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Combined funds cost	1.76	1.77	1.78	1.94	1.94	1.94	2.01	2.03	2.09	2.08	2.14	2.20	2.26

Interest rate spread	2.63%	2.61%	2.65%	2.55%	2.56%	2.57%	2.62%	2.68%	2.75%	2.79%	2.94%	2.88%	2.98%

(a)  Includes Federal Home Loan Bank stock, at cost.
(b)  Reflects month end contractual yields and costs and excludes adjustments for non-accrual loans, net deferred costs to originate loans and the amortization of premiums and discounts.
(c)  Starting in March 2004, the impact of interest rate swap contracts was included, with notional amounts totaling $430 million of receive-fixed, pay-3-month Libor variable interest, which contracts serve as a permitted hedge against a portion of our FHLB advances.